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                                                                      Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Britt D. Banks his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which he may deem necessary or advisable to enable Newmont Mining Corporation to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of Newmont Mining Corporation) to the Annual Report on form 10-K of Newmont Mining Corporation for the fiscal year ended December 31, 2002 and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 29th day of January, 2003.

Signatures                                                Title
----------                                                -----

/s/ Wayne W. Murdy                          Chairman and Chief Executive Officer
------------------------------------
Wayne W. Murdy

/s/ Glen A. Barton                          Director
------------------------------------
Glen A. Barton

/s/ Vincent A. Calarco                      Director
------------------------------------
Vincent A. Calarco

/s/ James T. Curry, Jr.                     Director
------------------------------------
James T. Curry, Jr.

/s/ Joseph P. Flannery                      Director
------------------------------------
Joseph P. Flannery

/s/ M. Craig Haase                          Director
------------------------------------
M. Craig Haase

/s/ Michael S. Hamson                       Director
------------------------------------
Michael S. Hamson

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/s/ Leo I. Higdon, Jr.                      Director
------------------------------------
Leo I. Higdon, Jr.

/s/ Pierre Lassonde                         Director
------------------------------------
Pierre Lassonde

/s/ Robert J. Miller                        Director
------------------------------------
Robert J. Miller

/s/ Robin A. Plumbridge                     Director
------------------------------------
Robin A. Plumbridge

/s/ John B. Prescott                        Director
------------------------------------
John B. Prescott

/s/ Moeen A. Qureshi                        Director
------------------------------------
Moeen A. Qureshi

/s/ Michael K. Reilly                       Director
------------------------------------
Michael K. Reilly

/s/ Seymour Schulich                        Director
------------------------------------
Seymour Schulich

/s/ James V. Taranik                        Director
------------------------------------
James V. Taranik

/s/ Bruce D. Hansen                         Senior Vice President and
------------------------------------        Chief Financial Officer
Bruce D. Hansen                             (Principal Financial Officer)

/s/ David W. Peat                           Vice President and Controller
------------------------------------        (Principal Accounting Officer)
David W. Peat

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